UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 21, 2010

Date of Report (Date of earliest event reported)

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17150 South Margay Avenue,

Carson, CA 90746

(Address of principal executive offices) (Zip Code)

(310) 735-0553

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Report on Form 8-K/A amends the Current Report on Form 8-K filed by the registrant on June 21, 2010. The following amends Item 4.01 – Changes in Registrant’s Certifying Accountant to include the specific date on which the registrant engaged its new independent registered public accounting firm.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 21, 2010, the Company engaged the firm of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending January 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2010	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ THEODORE R. SANDERS
Theodore R. Sanders